Exhibit 10.11

THIRD AMENDMENT TO

MASTER REPURCHASE AGREEMENT

This Third Amendment to Master Repurchase Agreement (“Amendment”) is dated as of December 15, 2003 between WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (formerly First Union National Bank) (“Buyer”), and CAPITAL LEASE FUNDING, LLC, a Delaware limited liability company (formerly Capital Lease Funding L.P., a Delaware limited partnership) (“Seller”).

STATEMENT OF PURPOSE

Buyer and Seller have previously entered into a Master Repurchase Agreement dated October 1, 2001, as amended by a First Amendment to Master Repurchase Agreement dated as of February 25, 2003 and a Second Amendment to Master Repurchase Agreement dated as of September 30, 2003 (collectively, the “Agreement”). The parties now desire to further amend the Agreement as provided in this Amendment.

AMENDMENT

Section 1.    Amendment.    Section 1.27 of Exhibit A to the Agreement is amended and restated as follows:

1.27    “Termination Date” means March 31, 2005.

Section 2.    Agreement in Full Force and Effect as Amended.    Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect. The parties agree to be bound by the terms and conditions of the Agreement as amended by this Amendment, as though such terms and conditions were set forth in the Agreement.

Section 3.    Conditions Precedent.    This Amendment shall not be effective until this Amendment has been duly executed by, and delivered to, the parties.

Section 4.    Miscellaneous.

(a) This Amendment may be executed in any number of counterparts, and by the different parties on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions of this Agreement.

(c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

(d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(e) This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the date set forth above by its authorized agents.

BUYER:	WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank), a national banking association

	By:	/s/ WILLIAM C. GREEN

	Name:	William C. Green

	Title:	Senior Vice President

Wachovia Bank, National Association
301 South College Street
16th Floor
Charlotte, NC 28288
Attention: William C. Green
Telecopy: (704) 383-7639
E-mail: billc.green@wachovia.com

with a copy to:

Mayer, Brown, Rowe & Maw LLP
214 North Tryon Street, Suite 3800
Charlotte, North Carolina 28202
Attention: James R. Bryant, III
Telecopy: (704) 377-2033
E-mail: jbryant@mayerbrownrowe.com

[Signatures Continued on the Following Page]

SELLER:	CAPITAL LEASE FUNDING, LLC, a Delaware limited liability company (formerly Capital Lease Funding L.P., a Delaware limited partnership

	By:	/s/ SHAWN SEALE Shawn Seale, Senior Vice-President

Capital Lease Funding, LLC
110 Maiden Lane, 26th Floor
New York, New York 10005
Attention: Paul H. McDowell
Telecopy: (212) 217-6301
E-mail: paul@caplease.com

with a copy to:

Cadwalader, Wickersham & Taft
100 Maiden Lane
New York, New York 10038
Attention: Karen Gelernt, William Mills
Telecopy: (212) 504-6666
E-mail: Karen.Gelernt@cwt.com,
William.Mills@cwt.com